                                                                      EXHIBIT 15

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert P. Saltzman, Norman J. Metcalfe and Susan
L. Harris and each any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to a Registration Statement on Form N-4, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitutes or substitute may lawfully do or cause to be done by virtue hereof.



        SIGNATURES                            TITLE                                   DATE
        ----------                            -----                                   ----
/s/ Eli Broad                                 Director                              April 8, 1991
----------------------------------
ELI BROAD

/s/ ROBERT P. SALTZMAN                        Director                              April 8, 1991
----------------------------------
Robert P. Saltzman

/s/ SCOTT L. ROBINSON                         Director                              April 8, 1991
----------------------------------
Scott L. Robinson

/s/ ANDREW D. CHUA                            Director                              April 8, 1991
----------------------------------
Andrew D. Chua

/s/ DAVID W. FERGUSON                          Director                             April 8, 1991
-----------------------------------
David W. Ferguson

/s/ LORIN M. FIFE                             Director                              April 8, 1991
-----------------------------------
Lorin M. Fife

/s/ JANA W. GREER                             Director                              April 8, 1991
-----------------------------------
Jana W. Greer

/s/ THOMAS A. HARNETT                         Director                              April 8, 1991
-----------------------------------
Thomas A. Harnett

/s/ SUSAN L. HARRIS                           Director                             April 8,  1991
-----------------------------------
Susan L. Harris

        SIGNATURES                            TITLE                                   DATE
        ----------                            -----                                   ----
/s/ NORMAN J. METCALFE                        Director                              April 8, 1991
------------------------------------
Norman J. Metcalfe

/s/ LESTER POLLACK                            Director                              April 8, 1991
------------------------------------
Lester Pollack

/s/ RICHARD D. ROHR                           Director                              April 8, 1991
------------------------------------
Richard D. Rohr

/s/ JAY S. WINTROB                            Director                              April 8, 1991
------------------------------------
Jay S. Wintrob

                                                                      EXHIBIT 15

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned director of FIRST SUNAMERICA LIFE INSURANCE COMPANY ("Company"), a stock life insurance company organized under the laws of the State of New York, hereby constitutes and appoints ROBERT P. SALTZMAN, SUSAN L. HARRIS and LORIN M. FIFE, or any of them, his true and lawful attorneys and agents, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable to enable VARIABLE ANNUITY ACCOUNT ONE ("Separate Account") to comply with any rules, regulations and requirements of the Securities and Exchange Commission, and in connection with any variable annuity contracts that may be registered under the Securities Act of 1933, as amended ("1933 Act") and offered in connection with the Separate Account to comply with any rules, regulations and requirements of the Securities and Exchange Commission under that Act or under any other federal securities laws, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director to any instrument or document filed as a part of or in connection with or in any way related to (i) any action taken to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) any application for and the securing of any exemptions from the federal securities laws; (iii) the registration of additional variable annuity contracts under the 1933 Act, if registration is deemed necessary; and (iv) any and all amendments to any registration statement that may be filed in connection with the variable annuity contracts. The undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney on the date indicated.

                          Granting of Power of Attorney

               DIRECTOR OF FIRST SUNAMERICA LIFE INSURANCE COMPANY

/s/ CLARK P. MANNING, JR.                                February 11, 1992
--------------------------------
Clark P. Manning, Jr.

                                ATT0RNEY-IN-FACT

/s/ ROBERT P. SALTZMAN                                   February 11, 1992
--------------------------------
Robert P. Saltzman

/s/ SUSAN L. HARRIS                                      February 11, 1992
--------------------------------
Susan L. Harris

/s/ LORIN M. FIFE                                        February 11, 1992
--------------------------------
Lorin M. Fife

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints JAY S. WINTROB, SUSAN L. HARRIS and LORIN M. FIFE or any of them, his true and lawful attorneys and agents, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable to enable VARIABLE ANNUITY ACCOUNT ONE ("Separate Account") of FIRST SUNAMERICA LIFE INSURANCE COMPANY ("Company"), and the Company, to comply with any rules, regulations and requirements of the Securities and Exchange Commission, and in connection with any variable annuity contracts that may be registered under the Securities Act of 1933, as amended ("1933 Act") and/or the Investment Company Act of 1940, as amended ("1940 Act") and offered in connection with the Separate Account, to comply with any rules, regulations and requirements of the Securities and Exchange Commission under the 1933 Act or the 1940 Act or under any other federal securities laws, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director to any instrument or document filed as a part of or in connection with or in any way related to (i) any action taken to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) any application for and the securing of any exemptions from the federal securities laws; (iii) the registration of additional variable annuity contracts under the 1933 Act or the 1940 Act, if registration is deemed necessary; and (iv) any and all amendments to any registration statement that may be filed in connection with the variable annuity contracts. The undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

        As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

       SIGNATURE                     TITLE                                   DATE
       ---------                     -----                                   ----
/s/ELI BROAD                   President, Chief Executive Officer
----------------------------   and Chairman of the Board                  August 5, 1994
Eli Broad                      (Principal Executive Officer)

/s/SCOTT L ROBINSON            Senior Vice President and Director
----------------------------   (Principal Financial Officer)              August 5, 1994
Scott L. Robinson

       SIGNATURE                               TITLE                   DATE
       ---------                               -----                   ----
/s/JAMES R. BELARDI                      Director                   August 5, 1994
----------------------------
James R. Belardi

----------------------------             Director                   ________, 1994
David W. Ferguson

/s/LORIN M. FIFE                         Director                   August 5, 1994
----------------------------
Lorin M. Fife

/s/                                      Director                   ________, 1994
----------------------------
Marc Gamsin

                                         Director                   ________, 1994
-----------------------------
Jana W. Greer

                                         Director                   ________, 1994
-----------------------------
Thomas A. Harnett

/s/SUSAN L. HARRIS                       Director                   August 5, 1994
-----------------------------
Susan L. Harris

/s/KAREN J. HEDLUND                      Director                   August 5, 1994
-----------------------------
Karen J. Hedlund

/s/GARY W. KRAT                          Director                   August 5, 1994
-----------------------------
Gary W. Krat

/s/PETER MCMILLAN                        Director                   August 5, 1994
-----------------------------
Peter McMillan

/s/LESTER POLLACK                        Director                   August 5, 1994
-----------------------------
Lester Pollack

/s/RICHARD D. ROHR                       Director                   August 5, 1994
-----------------------------
Richard D. Rohr

/s/JAY S. WINTROB                        Director                   August 5, 1994
-----------------------------
Jay S. Wintrob